EXHIBIT 99.11

                          JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Embotelladora Andina S.A., and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing. Each party to this Joint Filing Agreement expressly authorizes The Coca-Cola Company to file on such party's behalf any and all amendments to such Statement. Each such party undertakes to notify The Coca-Cola Company of any changes giving rise to an obligation to file an amendment to Schedule 13D and it is understood that in connection with this Statement and all amendments thereto each such party shall be responsible only for information supplied by such party.

         In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 17th day of December, 1996.


                                   THE COCA-COLA COMPANY

                                   By:/s/ James E. Chestnut
                                     James E. Chestnut
                                     Senior Vice President and
                                     Chief Financial Officer


                                   COCA-COLA INTERAMERICAN
                                   CORPORATION

                                   By:/s/ James E. Chestnut
                                      James E. Chestnut
                                      Vice President and
                                      Chief Financial Officer


                                   COCA-COLA DE ARGENTINA S.A.

                                   By:/s/ Glenn Jordan
                                      Glenn Jordan
                                      President


                                   THE COCA-COLA EXPORT
                                   CORPORATION

                                   By:/s/ James E. Chestnut
                                      James E. Chestnut
                                      Senior Vice President and
                                      Chief Financial Officer


                                   BOTTLING INVESTMENT LIMITED

                                   By:/s/ Glenn Jordan
                                      Glenn Jordan
                                      Director